UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 19, 2019
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DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
_____________________________________________
Delaware
(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548
(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW Suite 800W		20037-1701
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
202-828-0850
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
4.75% Mandatory Convertible Preferred Stock, Series A, without par value	DHR.PRA	New York Stock Exchange
Floating Rate Senior Notes due 2022	DHR F 06/30/22	New York Stock Exchange
1.700% Senior Notes due 2022	DHR 1.7 01/04/22	New York Stock Exchange
2.500% Senior Notes due 2025	DHR 2.5 07/08/25	New York Stock Exchange
0.200% Senior Notes due 2026	DHR 0.2 03/18/26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR 1.2 06/30/27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR 0.45 03/18/28	New York Stock Exchange
0.750% Senior Notes due 2031	DHR 0.75 09/18/31	New York Stock Exchange
1.350% Senior Notes due 2039	DHR 1.35 09/18/39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR 1.8 09/18/49	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On September 20, 2019, Danaher Corporation, a Delaware corporation (“Danaher”), completed the separation of the businesses, assets and liabilities comprising Danaher’s Dental segment (the “Dental Business”) from Danaher and the transfer of the Dental Business to Danaher’s subsidiary, Envista Holdings Corporation, a Delaware corporation (“Envista”), through a series of transactions (the “Separation”). In connection with the Separation, Envista completed its previously announced initial public offering (the “IPO”) of 30,783,200 shares of its common stock, par value $0.01 per share (the “Envista Common Stock”), including 4,015,200 shares of Envista Common Stock allocated to the underwriters’ 30-day option to purchase additional shares of Envista Common Stock, which was exercised in full on September 18, 2019, at an initial public offering price of $22.00 per share. Pursuant to the Separation Agreement (as defined below), all of the net proceeds Envista received from the IPO were paid to Danaher as partial consideration for the Dental Business that Danaher transferred to Envista. As a result of the IPO, Danaher currently owns approximately 80.6% of the outstanding shares of Envista Common Stock.
Separation Agreement
In connection with the IPO, on September 19, 2019, Danaher and Envista entered into a Separation Agreement (the “Separation Agreement”). The Separation Agreement sets forth certain agreements between Danaher and Envista relating to, among other things:

•	the principal transactions pursuant to which Danaher and its subsidiaries separated the Dental Business from Danaher and transferred the Dental Business to Envista or its subsidiaries;

•	the IPO;

•
the potential future distribution of the shares of Envista Common Stock held by Danaher, which may include one or more distributions effected as a dividend to all Danaher stockholders, one or more distributions in exchange for shares of Danaher common stock or other securities, or any combination thereof (the “Distribution”); provided, that the determination of whether, when and how to proceed with the Distribution shall be entirely within the discretion of Danaher; and

•	other agreements governing the relationship between Danaher and Envista.
For further details regarding the Separation Agreement, see the description set forth in the section entitled “Certain Relationships and Related Person Transactions” in the prospectus (File No. 333-232758) filed by Envista with the U.S. Securities and Exchange Commission (the “SEC”) on September 18, 2019 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”) (such prospectus, the “Prospectus”).
The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Related Agreements
In connection with the IPO, on September 19, 2019, Envista and Danaher also entered into the following additional agreements:

•	a Transition Services Agreement, pursuant to which, among other things, Danaher and its subsidiaries and Envista and its subsidiaries will provide to each other various services;

•
a Tax Matters Agreement, which governs Danaher’s and Envista’s respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes;

•	an Employee Matters Agreement, which governs Danaher’s and Envista’s compensation and employee benefit obligations with respect to the employees and other service providers of each company, and generally allocates liabilities and responsibilities relating to employment matters and employee compensation and benefit plans and programs;

•
an Intellectual Property Matters Agreement, pursuant to which, among other things, Danaher grants to Envista a non-exclusive, royalty-free, fully paid-up, irrevocable, sublicensable (subject to certain restrictions) license to use certain intellectual property rights retained by Danaher, and Envista grants to Danaher a non-exclusive, royalty-free, fully paid-up, irrevocable, sublicensable (subject to certain restrictions) license to continue to use certain intellectual property rights owned by or transferred to Envista;

•
a DBS License Agreement, pursuant to which, among other things, Danaher grants to Envista a perpetual, non-exclusive, worldwide, and non-transferable license to use the Danaher Business System solely in support of Envista’s business; and

•
a Registration Rights Agreement, pursuant to which, among other things, Envista grants Danaher and its affiliates certain registration rights with respect to the shares of Envista Common Stock owned by them.

For further details regarding the foregoing agreements, see the descriptions of such agreements set forth in the section entitled “Certain Relationships and Related Person Transactions” in the Prospectus.
The foregoing descriptions of these agreements do not purport to be complete and are qualified in their entirety by reference to the full text of these agreements, which are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and incorporated herein by reference.
Credit Agreement
On September 20, 2019, Envista entered into a credit agreement (the “Credit Agreement”) with a syndicate of banks, pursuant to which Envista borrowed approximately $1.3 billion as of the date hereof, consisting of a three-year, $650 million senior unsecured term loan facility and a three-year, €600 million senior unsecured term loan facility (the “Term Loans”).  The Credit Agreement also includes a five-year, $250 million senior unsecured multi-currency revolving credit facility (the “Credit Facility” and, together with the Term Loans, the “Debt Financing”). Pursuant to the Separation Agreement, all of the net proceeds of the Term Loans were paid to Danaher as partial consideration for the Dental Business that Danaher transferred to Envista.
Borrowings under the Debt Financing bear interest as follows: (1) Eurocurrency Rate Loans (as defined in the Credit Agreement) bear interest at a variable rate equal to the London inter-bank offered rate plus a margin of between 78.5 and 162.5 basis points, depending on (x) prior to receipt by Envista of a long-term debt credit rating, Envista’s Consolidated Leverage Ratio (as defined in the Credit Agreement) as of the last day of the immediately preceding fiscal quarter and (y) thereafter, Envista’s long-term debt credit rating; and (2) Base Rate Loans (as defined in the Credit Agreement) bear interest at a variable rate equal to (a) the highest of (i) the Federal funds rate (as published by the Federal Reserve Bank of New York from time to time) plus 1/2 of 1%, (ii) Bank of America’s “prime rate” as publicly announced from time to time and (iii) the Eurocurrency Rate (as defined in the Credit Agreement) plus 1%, plus (b) a margin of between 0 and 62.5 basis points, depending on (x) prior to receipt by Envista of a long-term debt credit rating, Envista’s Consolidated Leverage Ratio as of the last day of the immediately preceding fiscal quarter and (y) thereafter, Envista’s long-term debt credit rating. In no event will Eurocurrency Rate Loans or Base Rate Loans bear interest at a rate lower than 0%. In addition, Envista is required to pay a per annum facility fee of between 9.0 and 22.5 basis points (depending on (x) prior to receipt by Envista of a long-term debt credit rating, Envista’s Consolidated Leverage Ratio as of the last day of the immediately preceding fiscal quarter and (y) thereafter, Envista’s long-term debt credit rating) based on the aggregate commitments under the Credit Facility, regardless of usage.
The Credit Agreement requires Envista to maintain a Consolidated Leverage Ratio of 3.75 to 1.00 or less; provided that the maximum Consolidated Leverage Ratio will be increased to 4.25 to 1.00 for the four consecutive full fiscal quarters immediately following the consummation of any acquisition by Envista or any subsidiary of

Envista in which the purchase price exceeds $100 million. The Credit Agreement also requires Envista to maintain a Consolidated Interest Coverage Ratio (as defined in the Credit Agreement) of at least 3.00 to 1.00.
Borrowings under the Credit Agreement are prepayable at Envista’s option at any time in whole or in part without premium or penalty. Term Loans may not be reborrowed once repaid. Amounts borrowed under the Credit Facility may be repaid and reborrowed from time to time prior to the Maturity Date.
Envista has unconditionally and irrevocably guaranteed the obligations of each of its subsidiaries in the event a subsidiary is named a borrower under the Credit Facility. The Credit Agreement contains customary representations, warranties, conditions precedent, events of default, indemnities and affirmative and negative covenants, including covenants that, among other things, limit or restrict Envista’s and/or Envista’s subsidiaries ability, subject to certain exceptions and qualifications, to incur liens or indebtedness, merge, consolidate or sell or otherwise transfer assets, make dividends or distributions, enter into transactions with Envista’s affiliates, and use proceeds of the debt financing for other than permitted uses. The credit agreement also contains customary events of default. Upon the occurrence and during the continuance of an event of default, the lenders may declare the outstanding advances and all other obligations under the Credit Agreement immediately due and payable.
For further details regarding the Credit Agreement and the Debt Financing, see the description set forth in the Prospectus in the section entitled “Description of Certain Indebtedness.”
The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is attached hereto as Exhibit 10.8 and incorporated herein by reference.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information set forth under the heading “Credit Agreement” under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.
ITEM 7.01 REGULATION FD
In connection with the closing of the IPO, on September 20, 2019, Danaher and Envista issued a joint press release announcing the closing of the IPO. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description
10.1
Separation Agreement, dated as of September 19, 2019, by and between Envista Holdings Corporation and Danaher Corporation (incorporated by reference to Exhibit 10.1 to Envista Holdings Corporation’s Current Report on Form 8-K filed on September 20, 2019)

10.2
Transition Services Agreement, dated as of September 19, 2019, by and between Envista Holdings Corporation and Danaher Corporation (incorporated by reference to Exhibit 10.2 to Envista Holdings Corporation’s Current Report on Form 8-K filed on September 20, 2019)

10.3
Tax Matters Agreement, dated as of September 19, 2019, by and between Envista Holdings Corporation and Danaher Corporation (incorporated by reference to Exhibit 10.3 to Envista Holdings Corporation’s Current Report on Form 8-K filed on September 20, 2019)

10.4
Employee Matters Agreement, dated as of September 19, 2019, by and between Envista Holdings Corporation and Danaher Corporation (incorporated by reference to Exhibit 10.4 to Envista Holdings Corporation’s Current Report on Form 8-K filed on September 20, 2019)

10.5
Intellectual Property Matters Agreement, dated as of September 19, 2019, by and between Envista Holdings Corporation and Danaher Corporation (incorporated by reference to Exhibit 10.5 to Envista Holdings Corporation’s Current Report on Form 8-K filed on September 20, 2019)

10.6
DBS License Agreement, dated as of September 19, 2019, by and between Envista Holdings Corporation and Danaher Corporation (incorporated by reference to Exhibit 10.6 to Envista Holdings Corporation’s Current Report on Form 8-K filed on September 20, 2019)

10.7
Registration Rights Agreement, dated as of September 19, 2019, by and between Envista Holdings Corporation and Danaher Corporation (incorporated by reference to Exhibit 10.7 to Envista Holdings Corporation’s Current Report on Form 8-K filed on September 20, 2019)

10.8
Credit Agreement, dated as of September 20, 2019, by and among Envista Holdings Corporation, Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, and the other Lenders party thereto (incorporated by reference to Exhibit 10.8 to Envista Holdings Corporation’s Current Report on Form 8-K filed on September 20, 2019)

99.1	Press Release, dated September 20, 2019
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date: September 20, 2019	By:	/s/ Matthew R. McGrew
Matthew R. McGrew
Executive Vice President and Chief Financial Officer